                                                                                        Exhibit 99.1

                                      CERTIFICATION PURSUANT TO
                                       18 U.S.C. SECTION 1350,
                                       AS ADOPTED PURSUANT TO
                            SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly  Report of The St. Lawrence Seaway  Corporation  (the "Company") on
Form 10-Q for the period  ending  September  30,  2002 as filed  with the  Securities  and  Exchange
Commission on the date hereof (the "Report"),  I, Joel M.  Greenblatt,  Chairman of the Board of the
Company,  certify,  pursuant to 18 U.S.C.  Section 1350,  as adopted  pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, that:

(1) The Report fully  complies with the  requirements  of Section  13(a) or 15(d) of the  Securities
Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joel M. Greenblatt
---------------------------------
Joel M. Greenblatt
Chairman of the Board
November 13, 2002